UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-07994

Western Asset Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	August 31

Date of reporting period:	May 31, 2013

ITEM 1.                                                  SCHEDULE OF INVESTMENTS.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

(GDF)

FORM N-Q

MAY 31, 2013

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 84.9%
CONSUMER DISCRETIONARY — 13.3%
Auto Components — 0.5%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	170,000		$183,812
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	100,000	EUR	144,922	(a)(b)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	500,000	EUR	614,132	(a)(b)
Total Auto Components					942,866
Automobiles — 0.2%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	260,000		295,100	(b)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	120,000		137,550	(a)(b)
Total Automobiles					432,650
Diversified Consumer Services — 0.8%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	230,000		258,750	(a)(b)
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Senior Secured Notes	9.750%	4/1/21	160,000		167,000	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	290,000		327,700	(b)
ServiceMaster Co., Senior Notes	7.000%	8/15/20	550,000		547,938
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	210,000		208,950	(a)
Total Diversified Consumer Services					1,510,338
Hotels, Restaurants & Leisure — 3.9%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	300,270		293,343	(a)(c)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	80,000		87,200	(b)
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	370,000		401,450
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	610,000		590,175	(a)
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	20,000		19,350	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	320,000		362,800	(b)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	390,000		429,000	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	300,000		334,500	(a)(b)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	335,864		359,798	(a)(c)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	494,000	GBP	768,597
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	370,000		362,600	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	180,000		191,700	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	800,000		874,000	(a)(b)
MGM Resorts International, Senior Notes	5.875%	2/27/14	360,000		372,600
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	770,000		768,075	(a)(b)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	364,000		412,230	(b)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	250,000		262,500	(b)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	74,000		81,770	(a)(b)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	450,000		493,875	(b)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	8,000		7,935	(a)
Total Hotels, Restaurants & Leisure					7,473,498
Household Durables — 0.2%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	350,000		391,563	(a)
Media — 5.2%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	120,000		132,900	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Media — continued
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	960,000		$1,036,800	(b)
Cerved Technologies SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	129,975	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	210,000		222,600	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	110,000		116,050	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	30,000		31,875
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		31,650	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	285,000		320,981	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	390,000		414,375
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	250,000		288,750	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	380,000		411,350
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	570,000		683,287	(b)
Lynx II Corp., Senior Notes	6.375%	4/15/23	560,000		586,600	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	500,000	EUR	691,304	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	610,000		680,150	(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	579,000		615,188	(a)(b)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	300,000	EUR	421,119	(a)(b)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	100,000	EUR	137,124	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	290,000		315,375	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	190,000		202,825	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	290,000		319,000	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	190,000		205,200	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	100,000	EUR	134,524	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	180,000		200,250	(a)(b)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	500,000	EUR	691,629	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	650,000	EUR	918,760	(a)(b)
Total Media					9,939,641
Multiline Retail — 0.2%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	330,000		340,313	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	80,000		83,600	(b)
Total Multiline Retail					423,913
Specialty Retail — 1.6%
American Greetings Corp., Senior Notes	7.375%	12/1/21	290,000		295,438	(b)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	825,000	EUR	1,093,739	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	520,000		506,350
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	228,000		239,117	(b)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	60,000		62,100	(a)(c)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	460,000		461,150	(a)(c)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	270,000		295,650	(a)(b)
Total Specialty Retail					2,953,544
Textiles, Apparel & Luxury Goods — 0.7%
Boardriders SA, Senior Notes	8.875%	12/15/17	700,000	EUR	973,512	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	290,000		266,800	(a)(b)
Total Textiles, Apparel & Luxury Goods					1,240,312
TOTAL CONSUMER DISCRETIONARY					25,308,325

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CONSUMER STAPLES — 2.1%
Food Products — 1.4%
Alicorp SAA, Senior Notes	3.875%	3/20/23	190,000		$187,150	(a)
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	400,000	GBP	680,691	(a)(b)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	270,000		290,925	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	230,000	EUR	332,947	(a)(b)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	126,000		134,820	(a)(b)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	270,000		249,750	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	630,000		677,250	(a)(b)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	150,000		161,250	(a)
Total Food Products					2,714,783
Household Products — 0.2%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	80,000		85,600	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	310,000		314,650	(a)
Total Household Products					400,250
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	260,000		279,500	(a)(b)
Tobacco — 0.3%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	550,000		580,937	(b)
TOTAL CONSUMER STAPLES					3,975,470
ENERGY — 17.9%
Energy Equipment & Services — 1.6%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	170,000		182,962	(b)
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	20,000		21,150
CGG, Senior Notes	7.750%	5/15/17	420,000		433,650	(b)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	280,000		292,600
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	210,000		239,400	(a)(b)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	575,000		621,000	(a)(b)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	400,000		436,000	(b)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000		223,000	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	330,000		372,075	(b)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	260,000		253,175	(a)
Total Energy Equipment & Services					3,075,012
Oil, Gas & Consumable Fuels — 16.3%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	440,000		455,950
Arch Coal Inc., Senior Notes	9.875%	6/15/19	160,000		165,600	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	120,000		128,100	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	240,000		268,200	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	90,000		100,575	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	180,000		205,200	(a)(b)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	280,000		303,800
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	350,000		395,500
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	300,000		328,500	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	250,000		278,750	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	480,000		532,800	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	520,791		510,375	(a)(c)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	250,000		270,000	(b)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	250,000		268,750
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	100,000		112,500	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	536,973		589,328	(a)(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	570,000		698,535	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	550,000		$544,500	(a)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000		149,825	(b)
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	100,000		115,206	(b)(f)
EP Energy AS, Senior Secured Notes	5.875%	11/1/19	310,000	EUR	445,249	(a)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	260,000		278,850	(a)(c)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	190,000		190,000	(b)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	260,000		267,800	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	360,000		375,750
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	270,000		276,075
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	130,000		142,350	(a)(b)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	1,340,000		1,346,754	(a)(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	320,000		361,600	(b)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	260,000		270,400	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	260,000		270,400	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	380,000		313,500
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	200,000		206,750	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	460,000		521,364	(a)(b)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	220,000		186,450	(g)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	425,000		354,875	(g)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	270,000		289,575	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	480,000		540,000	(a)(b)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	550,000		556,875	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	196,000		190,120	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	120,000		116,400	(a)(b)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	330,000		354,750	(b)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	450,000		478,050	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	870,000		943,498	(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	4,280,000		5,350,000	(b)
Petroleos Mexicanos, Senior Bonds	5.500%	6/27/44	750,000		736,875	(a)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	390,000		502,125	(a)(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,555,000		1,791,393	(a)(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	330,000		373,725	(b)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	110,000		117,563	(a)(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	570,000		598,500	(a)(b)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	380,000		367,650	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	840,000		894,600	(b)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	10,000		10,950	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	570,000		711,788	(a)(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	530,000		555,898	(a)
Samson Investment Co., Senior Notes	10.000%	2/15/20	770,000		806,575	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	110,000		113,850
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	240,000		248,400
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	210,000		222,600	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	280,000		269,850	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	130,000		135,850	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	880,000		1,040,600	(a)(b)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	540,000		402,300	(a)
Total Oil, Gas & Consumable Fuels					30,950,521
TOTAL ENERGY					34,025,533
FINANCIALS — 5.8%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	300,000		328,195	(b)
Commercial Banks — 1.9%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	470,000		627,570	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Banks — continued
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	200,000		$208,141
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	390,000		437,288	(a)(b)(f)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	940,000		949,096	(a)(b)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	330,000		345,261	(a)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	200,000		211,000	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	410,000		424,391	(b)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	150,000		167,472
Santander Issuances SAU, Notes	5.911%	6/20/16	200,000		214,650	(a)
Total Commercial Banks					3,584,869
Consumer Finance — 0.5%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	160,000		191,200	(b)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	410,000	EUR	584,002	(a)(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	90,000		100,350
Total Consumer Finance					875,552
Diversified Financial Services — 2.4%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	270,000		268,650	(f)(h)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	610,000		653,462	(b)
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	70,000		69,650	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	410,000		419,738	(a)
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	460,000		465,750
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	70,000		79,100	(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	980,000		1,183,350	(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	90,000		109,350	(b)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	140,000		141,750	(f)(h)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	250,000		275,000	(a)(b)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	310,000		335,575
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		547,500	(a)(b)(f)
Total Diversified Financial Services					4,548,875
Insurance — 0.7%
American International Group Inc., Senior Notes	8.250%	8/15/18	450,000		573,118	(b)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000		196,650	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.884%	9/30/13	100,000		98,500	(f)(h)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	200,000		240,000	(a)(b)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	250,000		316,875	(a)(b)
Total Insurance					1,425,143
Real Estate Management & Development — 0.1%
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	230,000		258,175	(a)
TOTAL FINANCIALS					11,020,809
HEALTH CARE — 4.5%
Health Care Equipment & Supplies — 0.7%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	200,000		201,750	(a)
Hologic Inc., Senior Notes	6.250%	8/1/20	160,000		171,800
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	410,000		393,088
Ontex IV SA, Senior Notes	9.000%	4/15/19	300,000	EUR	410,396	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	200,000	EUR	273,597	(a)
Total Health Care Equipment & Supplies					1,450,631
Health Care Providers & Services — 3.1%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	305,000		381,250	(b)
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	50,000		52,375	(a)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	540,000		596,700	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Health Care Providers & Services — continued
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,050,000		$1,072,969	(b)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	380,000	GBP	596,136	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	300,000		330,750
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	210,000		232,050
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	160,000		184,800	(a)(b)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	620,000		677,350	(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	180,000		189,000
INC Research LLC, Senior Notes	11.500%	7/15/19	120,000		129,600	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	470,000	EUR	652,117	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	270,000		205,200	(a)(g)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	360,000		388,350
US Oncology Inc. Escrow	—	—	255,000		11,156	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	150,000		159,937	(b)
Total Health Care Providers & Services					5,859,740
Pharmaceuticals — 0.7%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	660,000	EUR	982,221	(a)(b)
Elan Finance PLC/Elan Finance Corp., Senior Notes	6.250%	6/15/21	230,000		231,725	(a)
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	100,000	EUR	133,198	(a)
Total Pharmaceuticals					1,347,144
TOTAL HEALTH CARE					8,657,515
INDUSTRIALS — 11.8%
Aerospace & Defense — 1.3%
Ducommun Inc., Senior Notes	9.750%	7/15/18	230,000		256,450	(b)
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	480,000		496,200	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	170,000		182,750	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	650,000		711,750	(b)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	190,000		208,050	(b)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	560,000		585,200	(a)(b)
Total Aerospace & Defense					2,440,400
Airlines — 1.6%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	130,000		133,874	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	154,111		164,128	(a)
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	570,000		572,850	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	877,000		887,962	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	92,489		105,437	(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	400,000	GBP	670,298	(a)(b)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	21,939		23,255
United Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	3,339		3,757
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	210,000		221,550
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	170,000		178,500
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	26,020		26,606	(b)
Total Airlines					2,988,217
Building Products — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	230,000		238,913	(a)
BC Mountain LLC/BC Mountain Finance Inc., Senior Notes	7.000%	2/1/21	80,000		85,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Building Products — continued
Builders FirstSource Inc., Senior Secured Notes	7.625%	6/1/21	110,000		$110,825	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	200,000		218,500	(a)(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	279,000	EUR	393,907	(a)(b)
Total Building Products					1,047,145
Commercial Services & Supplies — 1.5%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	22,000		20,845	(a)
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	490,000		505,925	(b)
JM Huber Corp., Senior Notes	9.875%	11/1/19	200,000		231,500	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	610,000		661,850
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	180,000		200,250	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	396,000		443,520	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	129,000		144,480	(a)(b)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	418,000		465,025	(b)
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	90,000		98,550
Total Commercial Services & Supplies					2,771,945
Construction & Engineering — 1.1%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	350,000		337,750	(a)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	273,000		285,968	(a)(b)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	200,000		209,500	(a)(b)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	1,140,000		1,108,650	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	230,000		243,118	(d)(e)
Total Construction & Engineering					2,184,986
Electrical Equipment — 0.5%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	210,000		210,525	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	230,000		238,050	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	320,000		330,400	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	132,574	(a)
Total Electrical Equipment					911,549
Industrial Conglomerates — 0.2%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	40,000		45,600
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	370,000		395,635	(a)(b)
Total Industrial Conglomerates					441,235
Machinery — 1.3%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	620,000		671,150	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	280,000		316,400	(a)(b)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	729,000	EUR	1,038,716	(a)
KM Germany Holdings GmbH, Senior Secured Notes	8.750%	12/15/20	170,000	EUR	235,320	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	200,000		210,500	(a)(b)
Total Machinery					2,472,086
Marine — 0.8%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	361,661		339,961	(c)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	217,000		217,543
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	670,000		696,800	(b)
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	200,000		204,500	(a)
Total Marine					1,458,804

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Road & Rail — 1.0%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	711,225		$743,230	(c)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	133,224	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	546,000		582,855	(a)(b)(e)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	460,000		516,350	(b)
Total Road & Rail					1,975,659
Trading Companies & Distributors — 0.2%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	410,000		444,850
Transportation — 1.6%
CMA CGM, Senior Notes	8.500%	4/15/17	390,000		327,600	(a)(b)
CMA CGM, Senior Notes	8.875%	4/15/19	700,000	EUR	771,076	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	410,000		434,600	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	450,000		450,000	(a)(c)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	690,000		752,100	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	40,000		43,600	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	290,000		306,675	(a)
Total Transportation					3,085,651
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	180,000		194,625	(a)
TOTAL INDUSTRIALS					22,417,152
INFORMATION TECHNOLOGY — 1.3%
Communications Equipment — 0.1%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	260,000		278,850	(a)
Electronic Equipment, Instruments & Components — 0.2%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	218,000		247,430	(a)(b)
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	150,000	EUR	211,534	(a)
Total Electronic Equipment, Instruments & Components					458,964
Internet Software & Services — 0.1%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	220,000		245,300	(b)
IT Services — 0.4%
First Data Corp., Senior Notes	12.625%	1/15/21	480,000		526,800
First Data Corp., Senior Secured Notes	6.750%	11/1/20	140,000		147,000	(a)
Total IT Services					673,800
Semiconductors & Semiconductor Equipment — 0.3%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	214,000		220,420	(b)
STATS ChipPAC Ltd., Senior Notes	4.500%	3/20/18	259,000		258,353	(a)
Total Semiconductors & Semiconductor Equipment					478,773
Software — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	280,000		294,000	(a)
TOTAL INFORMATION TECHNOLOGY					2,429,687
MATERIALS — 15.4%
Chemicals — 1.5%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	235,000		239,112	(a)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	540,000		607,500	(a)(b)
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	295,000	EUR	389,177	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Chemicals — continued
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	118,000	EUR	$163,723	(a)(b)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	180,000	EUR	265,586	(a)(b)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	120,000	EUR	177,057	(a)(b)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	260,000		270,400	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	207,000		215,280	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.000%	12/1/18	40,000		42,600	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	211,000	EUR	289,194	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	120,000	EUR	164,470	(a)
Total Chemicals					2,824,099
Construction Materials — 0.9%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	220,000		214,500	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	560,000		630,000	(a)(b)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	400,000		450,000	(a)(b)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	500,000		537,500	(a)
Total Construction Materials					1,832,000
Containers & Packaging — 2.6%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,000,000	EUR	1,423,226	(a)(b)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	560,000	EUR	752,359	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	280,000		292,250	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	190,000		181,450
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	510,000		553,350
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	450,000		474,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	310,000		327,050
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	240,000		243,600	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	610,000		654,225	(a)(b)
Total Containers & Packaging					4,902,260
Metals & Mining — 9.3%
ArcelorMittal, Senior Notes	5.000%	2/25/17	210,000		218,925
ArcelorMittal, Senior Notes	6.000%	3/1/21	450,000		469,125
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	260,000		256,100	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	10,000		9,912
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	840,000		864,215
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	40,000		38,596
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	670,000		711,875	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	270,000		274,050	(a)(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	250,000		253,750	(a)(b)
Evraz Group SA, Notes	8.250%	11/10/15	130,000		141,407	(a)(b)
Evraz Group SA, Notes	6.750%	4/27/18	1,110,000		1,110,000	(a)(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	540,000		603,450	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	160,000		165,600	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	190,000		194,037	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	470,000		498,200	(a)(b)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	270,000		266,148	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	400,000		410,000	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	610,000		411,750	(a)(b)(e)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	180,000		151,200	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	290,000		291,450
New World Resources NV, Senior Notes	7.875%	1/15/21	350,000	EUR	277,497	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Metals & Mining — continued
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	200,000	$197,500	(a)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	260,000	283,400	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	290,000	321,175	(a)(b)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	420,000	451,500	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	260,000	352,054	(b)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	420,000	455,175	(a)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	410,000	387,450	(a)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	300,000	291,528	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	200,000	221,643	(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	730,000	770,374	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	460,000	401,041
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	300,000	292,125	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	150,000	163,875	(a)(b)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	140,000	149,100	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	150,000	145,500	(a)(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	230,000	239,775
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	310,000	339,837	(b)
Vale Overseas Ltd., Notes	8.250%	1/17/34	460,000	566,440	(b)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,757,000	1,894,519	(b)(i)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	430,000	429,243
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	627,000	648,193	(a)(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	450,000	474,750	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	100,000	115,250	(a)(b)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	450,000	449,369	(a)
Total Metals & Mining				17,658,103
Paper & Forest Products — 1.1%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	190,000	201,163	(a)(b)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	407,000	469,067	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	62,000	72,695	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	160,000	164,307
Inversiones CMPC SA, Notes	4.750%	1/19/18	250,000	264,405	(a)(b)
Inversiones CMPC SA, Notes	4.375%	5/15/23	200,000	196,779	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	190,000	190,942	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	340,000	330,225	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	189,000	140,805
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	60,000	63,750
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	234,000	129,870
Total Paper & Forest Products				2,224,008
TOTAL MATERIALS				29,440,470
TELECOMMUNICATION SERVICES — 7.8%
Diversified Telecommunication Services — 4.8%
Axtel SAB de CV, Senior Secured Notes	7.000%	1/31/20	1,224,000	1,175,040	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	50,000	48,500	(b)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	380,000	425,600	(a)(b)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	150,000	158,250	(a)(b)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	760,000	827,450	(b)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	150,000	165,562	(b)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	620,000	609,150	(a)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	120,000	127,110	(b)
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	200,000	199,460	(a)(f)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	600,000	662,250	(b)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	220,000	240,350	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Telecommunication Services — continued
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	380,000		$381,900	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	380,000		410,400	(b)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	90,000		93,600
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	480,000		532,800	(a)(b)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	451,163	(a)(b)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	180,000	EUR	270,698	(a)(b)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	200,000		211,500	(a)(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,085,616		1,149,396	(a)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	270,000		284,850	(b)
Windstream Corp., Senior Notes	6.375%	8/1/23	610,000		605,425
Total Diversified Telecommunication Services					9,030,454
Wireless Telecommunication Services — 3.0%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	340,000		394,529	(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	540,000		590,625	(a)(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	340,000	EUR	450,753	(a)
Oi S.A., Senior Notes	5.750%	2/10/22	240,000		240,600	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	330,000	GBP	523,363	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,865,000		2,182,050	(b)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	630,000		765,450	(a)(b)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	365,000		400,587	(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000		217,000	(a)(b)
Total Wireless Telecommunication Services					5,764,957
TOTAL TELECOMMUNICATION SERVICES					14,795,411
UTILITIES — 5.0%
Electric Utilities — 1.1%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	660,000		732,600	(b)
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	550,000		599,500	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	280,000		340,900	(a)(b)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	173,964		169,180	(g)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	200,000		193,743	(a)
Total Electric Utilities					2,035,923
Gas Utilities — 0.6%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	200,000		199,000	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	70,000		98,977	(b)
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	330,000		354,750	(b)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	470,000		512,300	(a)(b)
Total Gas Utilities					1,165,027
Independent Power Producers & Energy Traders — 3.2%
AES Gener SA, Notes	5.250%	8/15/21	250,000		270,352	(a)(b)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	270,000		283,500	(b)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	486,000		537,030	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	390,000		434,315	(a)(b)
Dynegy Inc., Bonds	7.670%	11/8/16	280,000		4,900	(b)(d)(e)(g)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	180,000		205,875	(a)(b)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	1,340,000		1,427,100	(a)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	390,000		418,275	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	810,000		882,900	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Independent Power Producers & Energy Traders — continued
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,430,000		$1,623,050	(b)
Total Independent Power Producers & Energy Traders					6,087,297
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	200,000		242,000	(a)(b)
TOTAL UTILITIES					9,530,247
TOTAL CORPORATE BONDS & NOTES (Cost — $151,987,285)					161,600,619
COLLATERALIZED SENIOR LOANS — 2.3%
CONSUMER DISCRETIONARY — 0.7%
Hotels, Restaurants & Leisure — 0.6%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	294,078		301,430	(j)
Equinox Holdings Inc., Second Lien Term Loan	9.750%	5/16/20	300,000		309,000	(j)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	610,000		649,650	(j)
Total Hotels, Restaurants & Leisure					1,260,080
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	140,000		137,948	(j)
TOTAL CONSUMER DISCRETIONARY					1,398,028
CONSUMER STAPLES — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	130,000		133,900	(j)
ENERGY — 0.4%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	30,000		29,653	(j)
Oil, Gas & Consumable Fuels — 0.4%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	230,000		236,674	(j)
Rice Energy LLC, Second Lien Term Loan	—	10/11/18	80,000		80,800	(k)
Sanchez Energy Corp., Bridge Loan	—	7/1/13	500,000		500,000	(d)(e)(k)
Total Oil, Gas & Consumable Fuels					817,474
TOTAL ENERGY					847,127
INDUSTRIALS — 0.6%
Machinery — 0.6%
Gardner Denver Inc., Bridge Term Loan	—	5/6/16	550,000		550,000	(d)(e)(k)
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	500,000		513,907	(j)
TOTAL INDUSTRIALS					1,063,907
MATERIALS — 0.3%
Chemicals — 0.3%
Kerling PLC, Term Loan	10.000%	6/30/16	300,000	EUR	398,698	(j)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	230,000		241,931	(j)
TOTAL MATERIALS					640,629
TELECOMMUNICATION SERVICES — 0.2%
Wireless Telecommunication Services — 0.2%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	280,646		285,557	(j)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $4,233,611)					4,369,148
CONVERTIBLE BONDS & NOTES — 0.1%
TELECOMMUNICATION SERVICES — 0.1%
Diversified Telecommunication Services — 0.1%
Axtel SAB de CV, Senior Secured Notes (Cost - $217,832)	7.000%	1/31/20	1,395,900	MXN	147,474	(a)
SOVEREIGN BONDS — 36.6%
Argentina — 1.8%
Republic of Argentina, Senior Bonds	7.000%	9/12/13	3,321,000		3,311,741

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Argentina — continued
Republic of Argentina, Senior Bonds	7.000%	10/3/15	140,000		$121,707
Total Argentina					3,433,448
Brazil — 4.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	665,000	BRL	312,685
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	8,035,000	BRL	3,784,201
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	832,000	BRL	384,064
Federative Republic of Brazil, Collective Action Securities	8.750%	2/4/25	685,000		1,015,513
Federative Republic of Brazil, Senior Bonds	7.125%	1/20/37	427,550		562,228
Federative Republic of Brazil, Senior Notes	8.000%	1/15/18	2,015,556		2,322,928	(i)
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	420,000		473,550
Total Brazil					8,855,169
Chile — 0.9%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	250,000		257,596	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	490,000		505,007	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	500,000		478,474	(a)
Republic of Chile, Senior Notes	3.875%	8/5/20	412,000		448,050
Total Chile					1,689,127
Colombia — 1.8%
Republic of Colombia, Senior Bonds	7.375%	9/18/37	2,150,000		2,950,875	(b)(i)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	180,000		216,450
Republic of Colombia, Senior Notes	7.375%	3/18/19	255,000		319,643
Total Colombia					3,486,968
Croatia — 0.3%
Republic of Croatia, Notes	5.500%	4/4/23	550,000		563,888	(a)
Indonesia — 2.1%
Republic of Indonesia, Notes	3.750%	4/25/22	720,000		711,900	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	2,190,000		2,173,575	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	100,000		118,375	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	775,000		925,156	(a)
Total Indonesia					3,929,006
Malaysia — 0.6%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	3,566,000	MYR	1,171,552
Government of Malaysia, Senior Bonds	4.262%	9/15/16	130,000	MYR	43,203
Total Malaysia					1,214,755
Mexico — 3.2%
Mexican Bonos, Bonds	8.000%	6/11/20	25,098,500	MXN	2,311,470
Mexican Bonos, Bonds	6.500%	6/9/22	3,760,200	MXN	317,722
Mexican Bonos, Bonds	10.000%	12/5/24	4,800,000	MXN	519,631
Mexican Bonos, Bonds	8.500%	11/18/38	12,990,000	MXN	1,282,004
United Mexican States, Medium-Term Notes	5.625%	1/15/17	160,000		181,600
United Mexican States, Senior Notes	5.125%	1/15/20	220,000		251,900
United Mexican States, Senior Notes	3.625%	3/15/22	1,030,000		1,068,625
United Mexican States, Senior Notes	4.750%	3/8/44	210,000		208,950
Total Mexico					6,141,902
Panama — 0.6%
Republic of Panama, Senior Bonds	6.700%	1/26/36	956,000		1,226,070
Peru — 1.6%
Republic of Peru, Bonds	6.550%	3/14/37	321,000		413,287

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Peru — continued
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	1,200,000		$1,627,800	(i)
Republic of Peru, Senior Bonds	8.750%	11/21/33	490,000		768,075
Republic of Peru, Senior Bonds	5.625%	11/18/50	209,000		237,738
Total Peru					3,046,900
Philippines — 0.6%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	910,000		1,085,175
Poland — 1.6%
Republic of Poland, Senior Notes	6.375%	7/15/19	900,000		1,086,750	(b)
Republic of Poland, Senior Notes	5.125%	4/21/21	500,000		570,000
Republic of Poland, Senior Notes	5.000%	3/23/22	1,270,000		1,435,100
Total Poland					3,091,850
Russia — 4.9%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	756,000		823,889	(a)(b)
Russian Federal Bond, Bonds	7.400%	6/14/17	63,906,000	RUB	2,072,443
Russian Foreign Bond - Eurobond, Senior Bonds	12.750%	6/24/28	42,000		78,960	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	2,940,888		3,579,060	(a)(i)
Russian Foreign Bond - Eurobond, Senior Notes	5.625%	4/4/42	2,600,000		2,853,500	(a)
Total Russia					9,407,852
Turkey — 6.0%
Republic of Turkey, Bonds	9.000%	3/8/17	3,719,900	TRY	2,160,423
Republic of Turkey, Notes	6.750%	5/30/40	1,175,000		1,479,031
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000		1,065,187
Republic of Turkey, Senior Notes	6.875%	3/17/36	5,296,000		6,692,820	(i)
Total Turkey					11,397,461
Venezuela — 5.9%
Bolivarian Republic of Venezuela, Collective Action Securities, Senior Notes	10.750%	9/19/13	391,000		397,647
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	3,733,000		3,820,725
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	5,296,000		4,951,760	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,982,000		1,773,890	(i)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	233,000		187,565
Total Venezuela					11,131,587
TOTAL SOVEREIGN BONDS (Cost — $65,305,404)					69,701,158

			SHARES
COMMON STOCKS — 2.6%
CONSUMER DISCRETIONARY — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			19,194		38,388	*(d)(e)
Household Durables — 0.0%
William Lyon Homes, Class A Shares			750		19,538	*
TOTAL CONSUMER DISCRETIONARY					57,926
ENERGY — 0.4%
Energy Equipment & Services — 0.4%
KCAD Holdings I Ltd.			77,972,021		815,275	*(d)(e)
FINANCIALS — 1.7%
Diversified Financial Services — 1.4%
Citigroup Inc.			50,751		2,638,545
Real Estate Management & Development — 0.3%
Realogy Holdings Corp.			6,033		311,544	*

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY			SHARES	VALUE
Real Estate Management & Development — continued
Realogy Holdings Corp.			3,756	$193,971	*(d)(e)
Total Real Estate Management & Development				505,515
TOTAL FINANCIALS				3,144,060
INDUSTRIALS — 0.5%
Building Products — 0.0%
Nortek Inc.			224	15,826	*
Marine — 0.5%
DeepOcean Group Holding AS			26,137	601,674	*(d)(e)
Horizon Lines Inc., Class A Shares			170,006	246,508	*
Total Marine				848,182
TOTAL INDUSTRIALS				864,008
TOTAL COMMON STOCKS (Cost — $4,272,637)				4,881,269

	RATE
CONVERTIBLE PREFERRED STOCKS — 0.0%
MATERIALS — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost - $60,000)	6.000%		2,400	50,616
PREFERRED STOCKS — 0.8%
ENERGY — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Sanchez Energy Corp., Series B	6.500%		5,200	311,350	(a)
FINANCIALS — 0.6%
Consumer Finance — 0.6%
GMAC Capital Trust I	8.125%		43,913	1,168,964	(f)
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		1,017	106,277	(a)(d)(e)(f)
TOTAL PREFERRED STOCKS (Cost — $1,434,933)				1,586,591

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.2%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	9,125	247,516	*
Jack Cooper Holdings Corp.		12/15/17	496	53,320	*
Jack Cooper Holdings Corp.		5/6/28	228	24,510	*
SemGroup Corp.		11/30/14	2,968	86,131	*(d)(e)
TOTAL WARRANTS (Cost — $12,465)				411,477
TOTAL INVESTMENTS — 127.5% (Cost — $227,524,167#)				242,748,352
Liabilities in Excess of Other Assets — (27.5)%				(52,340,705)
TOTAL NET ASSETS — 100.0%				$190,407,647

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(e)	Illiquid security.
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	The coupon payment on these securities is currently in default as of May 31, 2013.
(h)	Security has no maturity date. The date shown represents the next call date.

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

(i)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(k)	All or a portion of this loan is unfunded as of May 31, 2013. The interest rate for fully unfunded term loans is to be determined.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	- Brazilian Real
	EUR	- Euro
	GBP	- British Pound
	MXN	- Mexican Peso
	MYR	- Malaysian Ringgit
	OJSC	- Open Joint Stock Company
	RUB	- Russian Ruble
	TRY	- Turkish Lira

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT1†	VALUE
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.20 Index, Call (Premiums received — $33,615)	6/19/13	$104.00	4,050,000	$49,523

1

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

Summary of Investments by Country **

United States	36.6%
Mexico	7.6
Brazil	7.1
Russia	5.8
Turkey	4.7
Venezuela	4.7
Luxembourg	3.7
United Kingdom	2.8
Colombia	2.5
Indonesia	2.4
Ireland	1.6
Argentina	1.5
Peru	1.5
Chile	1.5
France	1.4
Netherlands	1.3
Poland	1.3
Malaysia	1.2
Germany	1.1
Australia	1.0
Italy	0.9
Cayman Islands	0.7
India	0.7
Panama	0.7
South Africa	0.6
Canada	0.6
Kazakhstan	0.5
Philippines	0.4
Qatar	0.4
Norway	0.3
United Arab Emirates	0.3
Spain	0.3
Marshall Islands	0.3
Belgium	0.3

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

China	0.3
Sweden	0.3
Croatia	0.2
Trinidad and Tobago	0.2
Czech Republic	0.2
Bermuda	0.2
Singapore	0.1
Bahamas	0.1
British Virgin Islands	0.1
100.0%

** As a percentage of total investments.  Please note that the Fund holdings are as of May 31, 2013 and are subject to change.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$160,548,883	$1,051,736	$161,600,619
Collateralized senior loans	—	4,369,148	—	4,369,148
Convertible bonds & notes	—	147,474	—	147,474
Sovereign bonds	—	69,701,158	—	69,701,158
Common stocks:
Consumer discretionary	$19,538	—	38,388	57,926
Energy	—	—	815,275	815,275
Financials	2,950,089	193,971	—	3,144,060
Industrials	262,334	—	601,674	864,008
Convertible preferred stocks	50,616	—	—	50,616
Preferred stocks:
Energy		311,350		311,350
Industrials	—	106,277	—	106,277
Other preferred stocks	1,168,964	—	—	1,168,964
Warrants	—	411,477	—	411,477
Total investments	$4,451,541	$235,789,738	$2,507,073	$242,748,352
Other financial instruments:
Forward foreign currency contracts	—	$186,868	—	$186,868
Total	$4,451,541	$235,976,606	$2,507,073	$242,935,220

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$49,523	—	$49,523
Forward foreign currency contracts	—	2,313	—	2,313
Credit default swaps on credit indices - buy protection‡	—	404,068	—	404,068
Total	—	$455,904	—	$455,904

† See Schedule of Investments for additional detailed categorizations.

‡ Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Notes to schedule of investments (unaudited) (continued)

		COMMON STOCKS
INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	CONSUMER DISCRETIONARY	ENERGY	INDUSTRIALS	WARRANTS	TOTAL
Balance as of August 31, 2012	$861,097	$38,388	$818,239	$463,278	$5,875	$2,186,877
Accrued premiums/discounts	5,608	—	—	—	—	5,608
Realized gain (loss)(1)	(606,135)	—	—	—	—	(606,135)
Change in unrealized appreciation (depreciation)(2)	775,802	—	(2,964)	138,396	9,106	920,340
Purchases	282,022	—	—	—	—	282,022
Sales	(271,558)	—	—	—	(14,981)	(286,539)
Transfers into Level 3(3)	4,900	—	—	—	—	4,900
Transfers out of Level 3	—	—	—	—	—	—
Balance as of May 31, 2013	$1,051,736	$38,388	$815,275	$601,674	$—	$2,507,073
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2013(2)	$248,681	—	$(2,694)	$138,395	—	$384,382

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3) Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the

Notes to schedule of investments (unaudited) (continued)

terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At May 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

For average notional amounts of swaps held during the period ended May 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have

Notes to schedule of investments (unaudited) (continued)

credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Written Option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss.  When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium paid.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of

Notes to schedule of investments (unaudited) (continued)

investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2013, the Fund held written options, forward foreign currency contracts and credit default swaps, with credit related contingent features which had a liability position of $455,904. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.  As of May 31, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $800,000, which could be used to reduce the required payment.

(n) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At May 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$20,609,558
Gross unrealized depreciation	(5,385,373)
Net unrealized appreciation	$15,224,185

During the period ended May 31, 2013, written option transactions for the Fund were as follows:

Notes to schedule of investments (unaudited) (continued)

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of August 31, 2012	45,642,600	$281,230
Options written	36,026,000	210,318
Options exercised	(20,400,800)	(121,007)
Options expired	(57,217,800)	(336,926)
Written options, outstanding as of May 31, 2013	4,050,000	$33,615

Transactions in reverse repurchase agreements for the Fund during the period ended May 31, 2013 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$16,237,778	0.76%	$31,086,601

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from -0.25% to 1.00% during the period ended May 31, 2013. Interest expense incurred on reverse repurchase agreements totaled $92,775.

At May 31, 2013, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Credit Suisse	0.75%	4/19/2013	TBD*	$ 3,132,603
Credit Suisse	0.75%	5/30/2013	TBD*	2,016,442
Credit Suisse	0.85%	5/30/2013	TBD*	2,443,400
Credit Suisse	0.85%	5/30/2013	TBD*	1,505,880
Credit Suisse	0.75%	5/30/2013	TBD*	5,471,827
JPMorgan Chase & Co.	1.00%	5/16/2012	TBD*	968,000
JPMorgan Chase & Co.	0.20%	2/25/2013	TBD*	1,056,000
				$16,594,152

* TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On May 31, 2012, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $19,117,610.

At May 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)

Contracts to Buy:
Euro	Citibank N.A.	200,000	$260,061	8/16/13	$(2,313)

Contracts to Sell:
British Pound	Citibank N.A.	943,613	1,433,037	8/16/13	29,116
British Pound	UBS AG	401,367	609,544	8/16/13	10,941
Euro	BNP Paribas SA	1,427,030	609,544	8/16/13	16,544
Euro	Citibank N.A.	4,084,928	609,544	8/16/13	52,757
Euro	Citibank N.A.	9,288,049	609,544	8/16/13	77,510
					186,868
Net unrealized gain on open forward foreign currency contracts					$184,555

Notes to schedule of investments (unaudited) (continued)

At May 31, 2013, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
BNP Paribas (Markit CDX.NA.HY.18 Index)	$940,500	6/20/17	5.000% quarterly	$(65,800)	$34,476	$(100,276)
BNP Paribas (Markit CDX.NA.HY.18 Index)	2,475,000	6/20/17	5.000% quarterly	(173,160)	27,488	(200,648)
Credit Suisse First Boston Inc. (Markit CDX.NA.HY.19)	2,650,000	12/20/17	5.000% quarterly	(165,108)	(96,705)	(68,403)
Total	$6,065,500			$(404,068)	$(34,741)	$(369,327)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(†)	Percentage shown is an annual percentage rate.

3.  Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at May 31, 2013.

		Forward Foreign Currency Contracts
Primary Underlying Risk	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Foreign Exchange Risk	—	$186,868	$(2,313)	—	$184,555
Credit Risk	$(49,523)	—	—	$(404,068)	(453,591)
Total	$(49,523)	$186,868	$(2,313)	$(404,068)	$(269,036)

During the period ended May 31, 2013, the volume of derivative activity for the Fund was as follows:

Notes to schedule of investments (unaudited) (continued)

Average market value
Purchased options†	$41,323
Written options	84,254
Forward foreign currency contracts (to buy)	749,115
Forward foreign currency contracts (to sell)	22,067,894

Average notional balance
Credit default swap contracts (to buy protection)	$10,278,760
†At May 31, 2013, there were no open positions held in this derivative.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global Partners Income Fund Inc.

By	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:  July 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: July 25, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 25, 2013